Exhibit 10(z)
A subsidiary of MCN Energy Group Inc., Detroit, MI
MCN           Bruce C. Schlansker      150 West Jefferson Avenue    Telephone
Investment   	Senior Vice President    Suite 1800                 (313) 256-5869
Corporation                            Detroit, Michigan 48226    (313) 256-5851
                                                                        FAX


December 16, 1998

VIA FACISIMILE
(405) 842-9901 and
FEDERAL EXPRESS

Mr. Herb Mee, Jr.
Beard Technologies, Inc.
5600 North May Avenue
Suite 320
Oklahoma City, OK 73112

Re: Operation and Maintenance Agreement among CRC No.1 LLC,
    CRC No.2 LLC, CRC No.3 LLC, CRC No.4 LLC CRC No.5 LLC and CRC
    No.6 LLC and Beard Technologies, Inc.

Dear Mr. Mee:

Pursuant to Section 8.1 of the above referenced Agreement, as amended, CRC No. 1 LLC, CRC No. 2 LLC, CRC No. 3 LLC, CRC No. 4 LLC, CRC No.
5 LLC and CRC No. 6 LLC hereby gives Beard Technologies, Inc.
notice of its intention to terminate the Agreement effective
January 31, 1999.

Please do not hesitate to contact me if you have any questions or concerns.

Cordially,

BRUCE SCHLANSKER
Bruce Schlansker
Chairman on behalf
CRC No. 1 LLC, CRC No. 2 LLC,
CRC No. 3 LLC, CRC No. 4 LLC,
CRC No. 5 LLC and CRC No. 6 LLC

cc: William Kraemer